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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We hereby consent to the use in the Amendment No. 3 to Registration Statement No. 333-71601 of Hexcel Corporation on Form S-4 of our report dated February 28, 1997, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ Deloitte & Touch LLP

Oakland, California
June 11, 1999